Employee Benefits	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Employee Benefits

11. Employee Benefits

The Company has a defined contribution 401(k) plan for all qualifying employees. Employees are eligible to participate in the plan beginning on the first day of the month following their three-month anniversary of employment. Under the terms of the plan, employees may make voluntary contributions as a percent of their compensation. The Company makes a safe-harbor contribution of three percent (3.0%) of each employee’s gross earnings, subject to Internal Revenue Service limitations. In each of the years ended December 31, 2017 and 2016, the Company made safe-harbor contributions of approximately $0.1 million.